UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2007
Maxygen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28401	77-0449487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
515 Galveston Drive
Redwood City, CA 94063
(Address of principal executive offices)
(650) 298-5300
(Registrant’s telephone number, including area code)
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On December 4, 2007, Maxygen, Inc. (the “Company”) issued a press release announcing that it has entered into a license agreement with sanofi Pasteur, the vaccines division of the sanofi-aventis Group, pursuant to which the Company has licensed its proprietary dengue virus antigen technology to sanofi Pasteur for the development and worldwide commercialization of a second generation dengue vaccine. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 4, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxygen, Inc.
Date: December 4, 2007	By:	/s/ Michael S. Rabson
Michael S. Rabson
Senior Vice President

Exhibit Index

99.1	Press Release, dated December 4, 2007